                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant [X]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                               NEWTEK CAPITAL, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1. Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
      5. Total fee paid:

         -----------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.    Amount previously paid:

      ---------------------------------------------------------------
2.    Form, Schedule or Registration Statement No.:

      ---------------------------------------------------------------
3.    Filing Party:

      ---------------------------------------------------------------
4.    Date Filed:

      ---------------------------------------------------------------

                             NEWTEK CAPITAL, INC.
                            1500 Hempstead Turnpike
                          East Meadow, New York 11554



                                 July 19, 2001



Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Newtek Capital, Inc. (the "Company") to be held at the New York City office of the Company, 845 Third Avenue, 8th Floor, New York, NY 10022 on August 3, 2001 at 9:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

     As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company and a representative of the Company's independent auditors will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                 Sincerely yours,

                                  /s/ Barry Sloane

                                 Barry Sloane
                                 Chairman, Chief Executive Officer and
                                    Secretary

                             NEWTEK CAPITAL, INC.
                            1500 Hempstead Turnpike
                          East Meadow, New York 11554
                                (516) 390-2252

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on  August 3, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Newtek Capital, Inc. (the "Company") will be held at the New York City office of the Company, 845 Third Avenue, 8th Floor, New York, NY 10022 on August 3, 2001 at 9:00 a.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

     1.  The election of all six directors of the Company.

     2. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on July 16, 2001, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Barry Sloane

                        BARRY SLOANE
                        CHAIRMAN, CHIEF EXECUTIVE OFFICER
                        AND SECRETARY

East Meadow, New York
July 19, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                              NEWTEK CAPITAL, INC.

                             1500 Hempstead Turnpike
                           East Meadow, New York 11554
                                 (516) 390-2252

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 3, 2001

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newtek Capital, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the New York City office of the Company, 845 Third Avenue, 8th Floor, New York, NY 10022 on August 3, 2001, at 9:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about July 19, 2001.

--------------------------------------------------------------------------------
                        VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Properly executed but unmarked proxies will be voted FOR Proposal I to elect six nominees of the Board of Directors as directors of the Company. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company within a reasonable time before the date of this Proxy Statement. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                               VOTING SECURITIES
--------------------------------------------------------------------------------

     The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, $.02 par value per share ("Common Stock"). Stockholders of record as of the close of business on July 16, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 22,212,517 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See "Security Ownership of Certain Beneficial Owners."

--------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Certificate of Incorporation requires one class of directors to serve for a term of one year and until their successors are elected and qualified. The Board of Directors has nominated John Cox, Jeffrey G. Rubin, Jeffrey M. Schottenstein, Steven A. Shenfeld, Barry Sloane and Brian A. Wasserman to serve for a one-year term or until their successors are elected and qualified. New York law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     The persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for the nominees and for each director, including the named current executive officers, such person's name, age, the year such person first became a director and the number of shares and percentage of Common Stock beneficially owned.

     The Board of Directors recommends a vote "FOR" the nominees named below as directors of the Company.

                                                                                                   SHARES OF
                                                                           YEAR FIRST            COMMON STOCK
                                                                             ELECTED             BENEFICIALLY           PERCENT
                    NAME                               AGE(1)                DIRECTOR             OWNED (2)            OF CLASS
---------------------------------------------  -----------------------  ------------------  ----------------------  ---------------

John Cox                                                64                    2000             15,000 (4)              *
Jeffrey G. Rubin                                        33                    1999             5,708,368 (5)           26.37%
Steven A. Shenfeld                                      41                    2000             15,000 (4)              *
Jeffrey M. Schottenstein                                60                    (3)              20,000 (6)              *
Barry Sloane                                            41                    1999             5,715,768 (5)           26.41%
Brian A. Wasserman                                      35                    1999             5,730,668 (5)(6)        26.48%
All Executive Officers and
Directors as a Group (6 persons).................................................              17,204,804              79.26%

----------------
*     Less than 1 percent.
(1)   At December 31, 2000.
(2) At the Record Date. For purposes of this table and the table under "Security Ownership of Certain Beneficial Owners," in accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes options to purchase Common Stock which are exercisable within 60 days of the Record Date. See "-- Directors' Compensation - 2000 Stock Incentive and Deferred Compensation Plan."
(3) Mr. Schottenstein has been nominated to fill a vacancy resulting from the resignation of Matthew Burns, who is not standing for reelection as a director for business reasons. In May 2001, Mr. Burns, subsequent to his resignation from the Board, entered into a business relationship with a subsidiary of the Company which would have made it impossible for him to continue to serve as an independent director.
(4) Represents options to purchase shares exercisable within 60 days of the Record Date.
(5) Includes 916,668 shares held by irrevocable trusts for the individual's minor children or other family members, as to which each person disclaims beneficial ownership.
(6) Includes options to purchase shares which are exercisable within 60 days of the Record Date.

     Listed below is certain information about the principal occupations of each nominee, director and executive officer. Unless otherwise noted, all such persons have held these positions for at least five years.

     John Cox Mr. Cox was Associate Administrator for Financial Assistance at the Small Business Administration. In this capacity, Mr. Cox was the Agency's senior management official in charge of all SBA Business Loans nationwide. Mr. Cox was responsible for all policy development and implementation, licensing of lenders that participated in SBA lending, all lending activity amounting to approximately $10 billion per year and collection activity for a portfolio of approximately $33 billion. Mr. Cox was the senior agency program official for the agency's securitization program and was responsible for oversight of finance programs including the review of all lenders, and SBA field offices.

     During his 30-year career with the SBA, Mr. Cox was instrumental in the formation of the small business incubator industry and was awarded the Founders Award in 1998 by the National Business Incubation Association. Mr. Cox was also the recipient of several SBA agency awards including two Presidential Awards for Excellence in Government Service, one presented by President Bush and the other by President Clinton.

     Mr. Cox obtained an associate degree in accounting and finance from Pierce College of Accounting and Finance. Mr. Cox is a graduate of the National School of Commercial Lending, University of Oklahoma and the Graduate School of Commercial Lending at the University of Oklahoma.

     Jeffrey G. Rubin Mr. Rubin is currently an executive officer of each of the seven Company-sponsored capcos. He is also since January 1998 been an executive officer of The Whitestone Group, LLC. In June 1994, Mr. Rubin founded, financed and participated in the day-to-day management of Optical Dynamics Corporation, formally known as Fastcast Corporation, an early stage technology company. Mr. Rubin also served as an officer of the company and a member of the board of directors until December 1997. Additionally, from January 1992 through January 1998, Mr. Rubin served as a private venture capitalist. In addition, Mr. Rubin serves on the board of directors of Siga Technologies, Inc. From September 1989 through January 1994, Mr. Rubin served as Vice President of American European Corporation, an import/export company and participated in management in various capacities.

     Steven A. Shenfeld Mr. Shenfeld has been a general partner and senior managing director of Amroc Investments LLC since December 1999. Since December 1999, Mr. Shenfeld has also been a general partner of Avenue Capital Management, LLC, a Texas Pacific Group affiliate. Mr. Shenfeld has been in the investment banking and asset management business for 17 years. From April 1996 through October 1999, Mr. Shenfeld worked for BancBoston Robertson Stephens where he was on the management committee and ran the Debt Capital Markets. Mr. Shenfeld was also a Board Member of BancBoston's Section 20, the broker dealer. Mr. Shenfeld has extensive experience in capital markets and investment banking and has run businesses including high yield securities, leveraged finance, private placements, asset securitization and investment grade corporates. From April 1991 through March 1996, Mr. Shenfeld was Head of Sales and Trading in Global Finance at Bankers Trust Securities. Previously, Mr. Shenfeld worked for Donaldson, Lufkin, and Jenrette and Salomon Brothers.

     Mr. Shenfeld is involved in many charitable organizations and has served on the boards of various organizations, including Seeds of Peace, New Leadership United Jewish Appeal, and The Leukemia Society of New York. Mr. Shenfeld has a MBA in finance from the University of Michigan and a BA in economics from Tufts University.

     Jeffrey M. Schottenstein For the past 30 years, Mr. Schottenstein has specialized in the investment and restructuring of diverse companies. He has served as a director of Schottenstein Investment, a diversified investment holding company with $650 million in assets, Vice President of Schottenstein Store's Value City Stores Division (NYSE: VCD) and Chief Executive Officer of Schottenstein Realty Company, which specializes in the investment and restructuring of companies. Mr. Schottenstein has been involved in the capitalization and restructuring of numerous retail enterprises, including Weiboldts' Department Stores, Chicago, IL, Strauss Auto Parts, New York, NY, Valley Fair Discount Stores, New Jersey, Steinbach Stores and others. Along with his investors, Mr. Schottenstein acquired Bell Supply Company, a retail oil and gas equipment supply company based in Kilgore, TX, and Omni Exploration

Company, at the time the first successful Chapter 11 reorganization of an oil and gas service company in the United States.

     Barry Sloane Mr. Sloane has been an executive officer of each of the seven Company-sponsored capcos. Their initial formation in January 1998. He has been since January 1998 an executive officer of The Whitestone Group, LLC. He has been since January 1995 the President of the Sloane Organization, LLC, an investment banking, consulting and advisory firm based in New York City.

     From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit and, prior to that, he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, he was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of "Aegis Consumer Funding." From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988 Mr. Sloane was a senior mortgage security sales person and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

     Brian A. Wasserman Mr. Wasserman is currently Chief Executive Officer of each of the Company-sponsored capcos. He has since December 1997 been an executive officer of The Whitestone Group, LLC.

     From December 1997 until December 1999, Mr. Wasserman was the general partner of two private venture capital limited partnerships with very diverse public and private investments. The partnerships had in excess of $30,000,000 in partners' capital and investment holdings. From April 1992 through December 1997, Mr. Wasserman acted as an investment consultant/analyst for these partnerships. From December 1997 until December 1999, Mr. Wasserman was also an investment consultant/analyst for two other private venture capital partnerships with very diverse public and private investments. These partnerships had in excess of $20,000,000 of partners' capital and investment holdings.

     From March 1996 until March 2000, Mr. Wasserman founded and was the Chief Financial Officer of First Lawrence Capital Corp., an investment banking firm specializing in mergers and acquisitions for small to medium-sized emerging companies. From December 1997 until November 1999, Mr. Wasserman served on the board of directors of Heuristic Development Group (now know as Virtual Communities Inc.), a company which engaged in the development, marketing, sale and licensing of the Intellifit System, a computerized system which generates personalized exercise prescriptions.

     From April 1992 through September 1997, Mr. Wasserman was the Treasurer of Engex, Inc., a closed-end mutual fund which makes early stage venture capital investments in both public and private companies. The fund generally invests in high technology, biotechnology and early stage pharmaceutical companies. From April 1992 through December 1997, Mr. Wasserman acted as chief financial officer of D.H. Blair Investment Banking Corp., a New York Stock Exchange and NASD member firm, which is an investment banking and merchant banking firm which specializes in public offerings and private placements of early stage and emerging new companies. From September 1987 through April 1992, Mr. Wasserman was an audit/tax manager and a staff investment analyst for PricewaterhouseCoopers LLP. Mr. Wasserman is a Certified Public Accountant in the state of New York and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Meetings and Committees of the Board of Directors

     Prior to September 19, 2000, the Company did not conduct any material business activity and all business was transacted by written consent of the then three members of the Board of Directors. Subsequent to the acquisition and merger with REXX Environmental Corporation on September 19, 2000, the Board of Directors of the Company held one meeting during the year ended December 31, 2000. All incumbent directors attended all of the Board meetings held during the year ended December 31, 2000.

     The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it
established any procedures for this purpose.   The Board of Directors held no
meetings during the year ended December 31, 2000 in its capacity as a nominating committee.

     The Board of Directors' Audit Committee consists of directors Cox and Shenfeld. The Audit Committee did not meet during the year ended December 31, 2000 and held one meeting subsequent to year end. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. In addition, the Audit Committee reviews and recommends to the Board of Directors the firm to be engaged as the independent auditor. Each of the members of the Audit Committee is an "independent director" as defined in the listing requirements of the American Stock Exchange. The Audit Committee Charter is attached hereto as Appendix A.

     The Company's Executive Committee consists of directors Rubin, Sloane and Wasserman and is authorized to take actions it deems necessary or appropriate between regular meetings of the Board. The Executive Committee did not meet during the year ended December 31, 2000.

     The Company's Compensation Committee consists of directors Cox and Shenfeld, both of whom are "non-employee directors" within the meaning of the federal securities laws. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee did not meet during the year ended December 31, 2000.

Report of the Audit Committee

     The Board of Directors, through its Audit Committee, and in accordance with its written charter, reviews the audit function, internal controls and financial statements of the Company. The Audit Committee consists solely of directors who are not Company employees and are considered "independent" under American Stock Exchange rules, Section 121. Newly organized in 2000, the Audit Committee met one time with management and the independent auditors concerning their respective accounting, auditing, and financial reporting responsibilities with respect to the fiscal year ended December 31, 2000..

     In connection with the December 31, 2000 financial statements of the Company, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and the independence of the auditors; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1. In discharging these oversight responsibilities as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditor and the Company that might bear on the auditors independence and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.

     The Audit Committee, with and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Based upon this review and the resulting discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     The Audit Committee also recommends the reappointment of PricewaterhouseCoopers LLP as independent auditors for the Company.

     Date:  June 25, 2001                John Cox
                                         Steven A. Shenfeld

Outside Director Compensation

     The Company's non-employee directors each received 45,000 options for the Common Stock for their services and are reimbursed for their out-of-pocket expenses associated with attending board meetings. The stock options vest in equal amounts over three years commencing in 2001. See "--Newtek Capital, Inc. 2000 Stock Incentive and Deferred Compensation Plan."

Executive Compensation

     The information set forth below describes the components of the total compensation of the Company's Chief Executive Officer and its two other executive officers for services rendered in all capacities during the years ended December 31, 1999 and 2000.

                           Summary Compensation Table

                                                                Long-Term Compensation
                                                                ----------------------
                                                                        Awards
                                                                -----------------------
                                          Annual Compensation         Securities
                                          --------------------        Underlying             All Other
Name and Principal Position         Year   Salary(1)    Bonus       Options/SARs(#)        Compensation($)
----------------------------------  ----  -----------  -------  ----------------------- ----------------------
Barry Sloane,  Chairman, CEO        2000    $300,000      ----                    ----                     ----
   and Secretary                    1999    $150,000      ----                    ----                     ----
Jeffrey G. Rubin                    2000    $300,000      ----                    ----                     ----
 President and CIO                  1999    $150,000      ----                    ----                     ----
Brian A. Wasserman                  2000    $300,000      ----                    ----                     ----
 Treasurer and CFO                  1999    $150,000      ----                    ----                     ----

(1) Prior to September 20, 2000 and during 1999, these individuals did not receive any salary from the Company or the Company's subsidiaries. This amount includes member distributions paid by a subsidiary of the Company prior to the reorganization due to the acquisition of and merger with REXX Environmental Corporation.

Employment Agreements

     The Company has entered into separate employment agreements with:
     o    Barry Sloane, as Chairman and Chief Executive Officer;
     o    Jeffrey G. Rubin, as President and Chief Investment Officer; and
     o    Brian A. Wasserman, as Treasurer and Chief Financial Officer.

     Barry Sloane, as Chairman and Chief Executive Officer, is responsible for implementing the policies adopted by the Company's board of directors. Jeffrey
G. Rubin, as President and Chief Investment Officer is responsible for overseeing all of the Company's operations. Brian A. Wasserman, as Treasurer and Chief Financial Officer, is responsible for overseeing the Company's financial operations.

     Each employment agreement provides for:

     o    a two year term at an annual base salary of $300,000;
     o an automatic one-year extension on the agreement's commencement anniversary date, unless either party provides written notice 90 days before the expiration date;
     o    an annual 10% increase in base salary;
     o    at least one annual salary review by the board of directors;
     o    participation in a discretionary bonus plan;
     o retirement and medical plans, customary fringe benefits, vacation and sick leave; and
     o    $2 million of split-dollar life insurance coverage.

     Each agreement contains a noncompetition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee's duties under the agreement. The employee is not prohibited, however, from:

     o serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the board of directors, will not present conflicts of interest with the Company; or

     o investing in any business dissimilar from the Company's or, solely as a passive or minority investor, in any business.

     The Company may terminate an employee's employment for "just cause" as defined in the agreement, and upon the termination, no severance benefits are available. If the Company terminates an employee without just cause, the employee will be paid within 10 days of the termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of his termination. If the employee voluntary terminates his employment for "good reason" as defined in the agreement, or the employee's employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to voluntarily terminate his agreement by providing 60 days' written notice to the board of directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

     Each employment agreement contains provisions stating that in the event of the employee's involuntary termination of employment in connection with, or within one year after, any change in control of the Company, the employee will be paid within 10 days of the termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's voting stock, or the control of the election of a majority of directors or the exercise of a controlling influence over the Company's management or policies.

     Each employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment within 30 days of a change in control, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including:

     o requiring the employee to move his personal residence or perform his principal executive functions more than 90 miles from the employee's primary office;
     o failing to maintain existing employee benefit plans, including material vacation, fringe benefits, and retirement plans;
     o assigning duties and responsibilities to the employee which are other than those normally associated with his position;
     o    materially diminishing the employee's authority and responsibility;
          and
     o failing to elect or re-elect the employee to the Company's board of directors.

     Each agreement provides that within three business days of a change in control, the Company shall fund, or cause to be funded, a trust in an amount equal to 2.99 times the average annual compensation the employee received during the five-year period immediately prior to the date of change in control. These provisions may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of the Company. If the Company loses a legal dispute as to the employment agreement, the Company will reimburse the employee's legal and other expenses.

Cash Bonus Plan

     The Company has established the Newtek Capital, Inc. Cash Bonus Plan for the purpose of providing its employees with incentive compensation in the form of cash bonuses. All full-time employees are eligible to receive cash bonuses under the plan. If an employee's employment is terminated for "cause" as defined in the plan, then the employee shall be ineligible to receive a bonus, and an employee whose employment otherwise terminates shall be eligible for a bonus that fiscal year, prorated to the number of days the employee was employed by the Company during its fiscal year. The Compensation Committee administers the plan. Bonuses will be paid at the discretion of the Compensation Committee or the full Board of Directors. The aggregate amount of bonuses payable for any fiscal year shall be established by the Board of Directors and will be based in part on the Company's pre-tax net profit for that fiscal year.

Newtek Capital, Inc. 2000 Stock Incentive and Deferred Compensation Plan

Purpose of the Plan

     The purpose of the plan is to advance the interests of the Company by providing eligible directors and employees of the Company and its affiliates with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business. The plan also has deferred compensation features that are intended to provide deferred income and retirement benefits for the Company's directors and any officers selected by its board of directors. The plan is not tax-qualified under Section 401 of the Internal Revenue Code, and the deferred compensation features of the plan are unfunded and primarily for a select group of directors, management or highly compensated employees.

     Pursuant to the merger between the Company's acquisition subsidiaries and, respectively, BJB Holdings, Inc. and REXX Environmental Corporation, on September 19, 2000, the Company issued a total of 993,000 options under its plan to replace the options previously issued by each of the subsidiary companies, none of which were granted to directors or executive officers other than those granted to non-employee directors and disclosed in the table on page 2 of this Proxy Statement.

Description of the Plan

     Administration. The plan is administered by the Compensation Committee which has discretionary authority to:

     o  select participants and grant awards;
     o  determine the form and content of any awards granted under the plan;
     o  interpret the plan;
     o prescribe, amend and rescind rules and regulations relating to the plan; and
     o make other decisions necessary or advisable for the administration of the plan.

     Eligible Persons; Types of Awards. Under the plan, the Compensation Committee has discretionary authority to grant to employees and directors of the Company, including members of the Compensation Committee, the following awards:

     o  stock options ("Options");
     o  stock appreciation rights ("SARs");
     o  restricted share awards ("Restricted Stock Awards");
     o  and deferred shares ("Deferred Shares").

     Shares Available for Grants. The plan reserves 2,250,000 shares of Common Stock for issuance upon the exercise of options or SARs, as well as upon the distribution of Deferred Shares and shares subject to Restricted Share Awards. These shares may be:

     o  authorized but unissued shares;
     o  shares held in treasury; or
     o  shares held in a grantor trust.

  Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or Options that are not ISOs ("Non-ISOs"). The exercise price as to any ISO may not be less than the fair market value (determined under the plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of receiving an ISO grant, its exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the ISOs granted in excess of $100,000 will be treated as Non-ISOs. The exercise price as to any Non-ISO may not be less than 50% of the fair market value of the optioned shares on the date of grant.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the participant's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the participant to receive, as the Compensation Committee prescribes in the grant, all or a percentage of the difference between:

     o the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise; and
     o the fair market value of the shares of Common Stock at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price).

     The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     Reload Option. For each share of Common Stock purchased upon the exercise of an Option within 2 years after the date on which the Option first became exercisable, the participant will, if so stated in the award, receive a new Option ("Reload Option") to purchase an additional share of Common Stock.
Reload Options vest and become exercisable two years after the grant date, and the number of shares of Common Stock subject to a Reload Option shall be reduced for each share of Common Stock the participant sells or otherwise disposes of between the grant date and the exercise date without prior Compensation Committee approval.

     Deferred Compensation; Deferred Shares. The Compensation Committee may permit the Company's executive officers and directors to elect to defer the receipt of their cash compensation. Deferred amounts are credited to a bookkeeping account (the "Account") in the name of the participant.
Participants may irrevocably invest all or a portion of their Account in Common Stock, which case the Compensation Committee shall credit the participant's Account with Deferred Shares that have a fair market value equal to the compensation deferred. The Compensation Committee may permit participants to elect to have their Account credited with an alternative investment return in lieu of deferred shares. After a participant terminates service, his or her Account balance will be distributed in five annual installments, subject to the participant's right to elect a different payout term and commencement date. Distributions of Deferred Share shall be made in Common Stock. Any distribution of Common Stock will include earnings that accrued after the date the participant's Account was initially credited with Deferred Shares (with cash dividends being converted into Deferred Shares at the end of each fiscal year).

     Grantor Trust. The Company may establish a grantor trust (the "Trust") and contribute Common Stock to the Trust for the purpose of paying benefits under the plan. The establishment of a Trust shall not effect the status of the plan as mere unfunded promise to pay benefits in the future and the status of plan participants as general unsecured creditors of the Company. To the extent Common Stock is held in a Trust, shall be voted by the trustee of the Trust in the manner directed by the Company's board of directors and, in the absence of direction, the shares shall be voted in the discretion of the trustee.

     Restricted Share Awards. The Compensation Committee has the discretion to select employees and directors of the Company who will receive discretionary Restricted Stock Awards. Unless a different vesting schedule is specified by the Compensation Committee, each Restricted Stock Award will vest with respect to 25% of the underlying shares after each year of service (as defined in the plan). One share of Common Stock will be distributed for each restricted share earned as soon as practical after the restricted shares have been earned. Whenever shares of Common Stock are distributed pursuant to a Restricted Share Award, the distribution shall include an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Restricted Stock Award was initially granted to the participant and the date the shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out. Participants may irrevocably elect to defer the receipt of Common Stock and have their Account credited with Deferred Shares equal to the Common Stock deferred.

  Nontransferability. Participants may transfer non-ISOs, SARs, and Restricted Share Awards to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is received pursuant to an Award may not be sold within the six-month period following the grant date of that Award, except in the event of the participant's death or disability, or another event as the board of directors may specifically deem appropriate. A participant may not assign his or her claim to deferred compensation and associated earning during his or her lifetime. A participant's right to deferred compensation and associated earning shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. Neither the participant nor his or her beneficiary will have any claim against or rights in any specific assets of the Company.

  Effect of Dissolution and Related Transactions. Upon the earlier of a change in control (as defined in the plan) or the execution of an agreement to effect a change in control;

     o  all Awards will become fully vested; and
     o the Company will fund a Trust with an amount equal to the aggregate Account balances under the plan.

     All outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from any of the following Transactions (referred to herein as a "Transaction"):

     o  the liquidation or dissolution of the Company;
     o a merger or consolidation in which the Company is not the surviving entity; or
     o the sale or disposition of all or substantially all of the Company's assets.

     However, any adjustment will be made in a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

  Duration of the Plan and Awards. The plan will remain in effect until terminated by the Company's Board of Directors, but Options may not be granted under the plan ten years after the effective date. The maximum term for an Option or SAR is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the plan, or its termination by the Compensation Committee, will not affect any Award then outstanding.

     Modification of Options. At any time, and from time to time, the Board may authorize the Compensation Committee to modify any outstanding Option, provided that no modification may confer on the holder of the Option any right or benefit which could not be conferred on him by the grant of a new Option, or impair the Option without his consent.

  Amendment and Termination of the Plan. The Board of Directors may from time to time amend the terms of the plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the plan. No amendment, suspension, or termination of the plan will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

  The following table sets forth, as of the Record Date the beneficial ownership of Common Stock by (i) each person who is known by the Company to own more than 5% of the outstanding shares of Common Stock. This information is based on filings with the SEC or information furnished to the Company by such persons.


Name and Address                  Amount and Nature
of Beneficial Owner (1)      of Beneficial Ownership (2)    Percent of Class
-------------------------  -------------------------------  -----------------
Jeffrey G. Rubin                   5,708,368 (3)                26.37%
Barry Sloane                       5,715,768 (3)                26.41%
Brian A,. Wasserman                5,730,668 (3)(4)             26.48%


(1) Unless otherwise stated, the address of each person listed is c/o Newtek Capital, Inc., 1500 Hempstead Turnpike, East Meadow, New York 11554.
(2) At the Record Date. For purposes of this table and the table under "Security Ownership of Certain Beneficial Owners," in accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares.
(3) Includes 916,668 shares held by irrevocable trusts for the individual's minor children or other family members, as to which each person disclaims beneficial ownership.
(4) Includes options to purchase 15,000 shares exercisable within 60 days of the Record Date.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     In conjunction with the consolidation of the Company's businesses, and in order to free them to devote greater attention to the implementation of the Company's current business development and operation strategy, the three principal owners and management officials, Messrs. Rubin, Sloane and Wasserman have incorporated the majority of the diminishing financial advisory and investment management work they each perform through separate companies with the business of the Company. A principal subsidiary of the Company, The Whitestone Group, LLC, has entered into management services agreements with J R Group, LLC, The Sloane Organization, LLC and Sharp Management, LLC, which are owned and controlled by Messrs. Rubin, Sloane and Wasserman, respectively. These contracts provide for payment to The Whitestone Group, LLC, of all income received by each of the companies in excess of $70,000 per year, with two specific exceptions; in exchange, The Whitestone Group, LLC, has assumed responsibility for the services required by the balance of the third party contracts under which these related companies operate. During 2000 the work performed under these agreements was considerably diminished and the Company did not receive any fees or income. Management expects to recommend that these agreements be terminated during the current fiscal year.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that during the year ended December 31, 2000, all such filing requirements were complied with.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP served as the Company's independent auditors for the year ended December 31, 2000. The Board of Directors has renewed the Company's arrangement with PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

     Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 were as follows:

     Audit Fees: The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB totaled $210,000.

     Financial Information Systems Design and Implementation Fees: The Company did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees: Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 for non-audit services and other than financial information system design and implementation are as follows:


  o    Registration statement; consultation and assistance        $386,500
  o    Certified capital company, consultation and assistance        9,000
  o    Certified capital company, consultation and assistance
       (billed in 2001 pertaining to 2000)                         106,400
            Total                                                 $501,900


     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting. Under SEC rules, if a stockholder does not notify the Company within a reasonable time before the date of this Proxy Statement of such stockholder's intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting, without any discussion of the matter in this Proxy Statement.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telegraph or telephone without additional compensation.

     The Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 2002 annual meeting of stockholders of the Company, which will be held on or about May 21, 2002, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 1500 Hempstead

Turnpike, East Meadow, New York no later than January 7, 2002. With respect to the 2002 annual meeting of stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, is not received by March 23, 2002, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2002 annual meeting, or to consider and vote upon at any such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

                                                            Appendix A
                              NEWTEK CAPITAL, INC.
                               BOARD OF DIRECTORS
                                AUDIT COMMITTEE
                                    CHARTER


I.  PURPOSE


     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

     o facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, senior management, the independent external accountants, and the internal audit staff;

     o serving as an independent and objective party to monitor the corporation's financial reporting process and internal control system;

     o reviewing and appraising the efforts of the independent accountants; and

     o providing direction to and oversight of the Internal Audit function.

II.  ORGANIZATION AND COMPOSITION


     The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, except to the extent permitted by rules of the American Stock Exchange or other exchange on which the Company's shares may be listed. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the corporation. All members of the committee will have a working familiarity with basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

III. MEETINGS


     The Committee will meet at least four times annually. Additional meetings may occur more frequently as circumstances dictate.

IV.  RESPONSIBILITIES AND DUTIES


     The Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with requirements and an effective legal compliance and business ethics program exists.

     The Audit Committee will fulfill their duties and responsibilities as follows:

     A.  General

         o Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, process, membership, etc. The charter will be reviewed as necessary, but at least annually.
         o Maintain minutes or other records of meetings and activities.
         o Report Committee actions to the Board with such recommendations the Committee may deem appropriate.
         o As part of executing the responsibility to foster open communication, the Committee will meet in separate executive sessions without members of senior management present with the independent accountants and the internal audit staff to discuss matters that the Committee believes should be discussed privately.
         o Conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

     B.  Internal Audit

         o Review and approve the annual internal audit plan and any significant changes to the internal plan.
         o Review the adequacy of internal audit staff qualifications as well as the number of internal audit staff annually.
         o Review the internal audit function of the corporation including its independence and the authority of its reporting relationships.
         o Review completed audit reports and a progress report on executing the approved internal audit plan.
         o Review and concur in the appointment, replacement, reassignment, or dismissal of the head of the internal audit staff.

     C.  External/Independent Accountants

         o Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve fees to be paid to the independent accountants. Annually, the Committee will ensure a formal statement delineating all relationships between the accountant and the company is received from the outside accountants. The Committee will discuss with the independent accountants all significant relationships the accountants have with the corporation to determine the accountants' independence.
         o    Approve any replacement of the independent accountants.
         o Consult with independent accountants out of management's presence about internal controls and the accuracy of the financial statements.
         o Meet with the independent accountants and financial management of the company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Audit Committee of any significant changes in the independent accountant's original audit plan. The external accountants will conduct a SAS 71 Interim Financial Review of the company's 10-QSB. The Committee will review with financial management and the external accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for purposes of this review.

     D.  Financial Statements/Internal Controls

         o Review annual financial statements with management and the independent accountants to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles, and approve such financial statements prior to release of the annual earnings.
         o Consider external auditors' judgments regarding the quality and appropriateness of financial statements.
         o Make inquiries of management and external auditors concerning the adequacy of the company's system of internal controls.
         o Advise management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.
         o Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.
         o A report from the Audit Committee will be included in the annual proxy statement disclosing whether a written charter was adopted and, if so, a copy of the charter will be included at least every three years. In addition, the report must include the names of all committee members, and must include whether the committee:
              * reviewed and discussed the audited financial statements with management;
              * discussed with the auditors the matters requiring discussion by SAS 61;
              * received the written disclosures and letter from the auditors required by Independence Standards Board No. 1, and discussed with the auditors their independence; and
              * based on the above, recommended to the full Board that the audited financial statements be included in the company's Annual Report on Form 10-

                                REVOCABLE PROXY
                             NEWTEK CAPITAL, INC.
                            -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 3, 2001
                            -----------------------

     The undersigned stockholder of Newtek Capital, Inc. (the "Company") hereby appoints Barry Sloane and Brian A. Wasserman, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the New York City office of Newtek Capital, Inc., 845 Third Avenue, 8th Floor, New York, NY 10022 on August 3, 2001 at 9:00 a. m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

     This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for each of the propositions stated. If any other business is presented at the annual meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as determined by a majority of the board of directors. At the present time, the board of directors knows of no other business to be presented at the annual meeting.
--------------------------------------------------------------------------------



             IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

 The Board of Directors recommends a vote "FOR" each of the listed proposals.

                                                               VOTE      FOR ALL
                                                       FOR   WITHHELD     EXCEPT
                                                       ---   --------     ------

I. Election as directors of all nominees               [ ]     [ ]          [ ]
   listed below (except as marked to the contrary)

                John Cox
                Jeffrey G. Rubin
                Jeffrey M. Schottenstein
                Steven A. Shenfeld
                Barry Sloane
                Brian A. Wasserman

INSTRUCTION:  To withhold authority to
vote for any individual nominee, mark
"FOR ALL EXCEPT" and write that
nominee's name in the space provided below.
-------------------------------------------

II. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

        Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

        The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting and a Proxy Statement dated: July 19, 2001.


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PRINT NAME OF STOCKHOLDER              PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER

        Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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Check Box if you plan to attend the Annual Meeting:  _________